United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

September 24, 2007

Date of Report

[Date of Earliest Event Reported]

SANGUINE CORPORATION

(Exact name of Registrant as specified in its Charter)

Nevada	0-24480	95-4347608
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

101 East Green Street, #6

Pasadena, California  91105

(Address of Principal Executive Offices)

(626) 405-0079

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

See Exhibit 99, Press Release dated September 24, 2007, a copy of which is attached hereto and incorporated herein by reference.  Sanguine Corporation presented a message to its shareholders updating them on the projects they have been working on this past year, including a brief overview of their product, PHER-O2, which is a synthetic red blood cell substitute and oxygen carrier.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.        Exhibit Description

99                        Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGUINE CORPORATION

Date:	10/05/2007	By:	/s/ David E. Nelson
David E. Nelson
CFO, Secretary/Treasurer and Director

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